June 9, 2020

BNY MELLON FUNDS TRUST

BNY Mellon Asset Allocation Fund

BNY Mellon Large Cap Stock Fund

Supplement to Current Prospectus

The following information supersedes and replaces any contrary information contained in the sections of the Prospectus entitled "Fund Summary – BNY Mellon Large Cap Stock Fund - Principal Investment Strategy" and "Fund Details – Goal and Approach – BNY Mellon Large Cap Stock Fund":

The fund typically will hold between 100 and 250 securities.

The following information supersedes and replaces any contrary information contained in the section of the Prospectus entitled "Fund Details – Goal and Approach – BNY Mellon Large Cap Stock Fund – Description of the Asset Classes – Large Cap Equities":

The portion of the fund's assets that is invested directly in large cap equity securities typically will hold between 100 and 250 securities selected using these models.

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